THIS DOCUMENT WAS DRAFTED BY

AND WHEN RECORDED RETURN TO:

Tyler K. Olson, Esq.

Fox Rothschild LLP

33 South Sixth Street, Suite 3600

Minneapolis, MN 55402-3338

(612) 607-7000

(Space Above For Recorder’s Use)

AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FINANCING STATEMENT

AND NOTICE OF FUTURE ADVANCE

NOTICE TO RECORDER: THIS INSTRUMENT SECURES AN AMENDED AND RESTATED PROMISSORY NOTE (THE “A&R NOTE”) IN THE ORIGINAL PRINCIPAL AMOUNT OF $69,000,000.00 DATED AS OF EVEN DATE HEREWITH, BY BLOCK 40 PROPERTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE “BORROWER”) IN FAVOR OF VMC CRE MASTER LENDING UPPER REIT LLC, A DELAWARE LIMITED LIABILITY COMPANY (“LENDER”). THE A&R NOTE AMENDS, RESTATES AND RENEWS THAT CERTAIN AMENDED AND RESTATED PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $84,000,000.00 DATED AS OF JUNE 1, 2022 (THE “PRIOR NOTE”), EXECUTED BY BORROWER IN FAVOR OF DEUTSCHE BANK AG, NEW YORK BRANCH (“DEUTSCHE”), as such Original Note was assigned to BREDS V US INVESTMENTS 2 L.L.C., a Delaware limited liability company (“prior Lender”) pursuant to that certain ENDORSEMENT TO NOTE dated as of November 18, 2024. THE PRIOR NOTE AMENDED, RESTATED AND RENEWED THAT CERTAIN PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT OF $70,000,000.00 GIVEN BY BLOCK 40, LLC IN FAVOR OF TREZ CAPITAL BLOCK 40, LP (“TREZ LENDER”) DATED FEBRUARY 16, 2021, AS AMENDED AND RESTATED BY THAT CERTAIN AMENDED AND RESTATED PROMISSORY NOTE IN THE MAXIMUM PRINCIPAL AMOUNT OF $71,157,593.00 GIVEN BY BLOCK 40, LLC IN FAVOR OF TREZ LENDER DATED MAY 27, 2021 (COLLECTIVELY, THE “ORIGINAL NOTE”). THE PRIOR NOTE HAS BEEN ASSIGNED FROM PRIOR LENDER TO LENDER PURSUANT TO THAT CERTAIN ALLONGE OF EVEN DATE HEREWITH.

THE A&R NOTE IS NOT INTENDED TO EXTINGUISH AND SATISFY THE INDEBTEDNESS EVIDENCED BY THE PRIOR NOTE OR CREATE A NOVATION THEREOF. ALL DOCUMENTARY STAMP TAXES AND INTANGIBLE TAXES DUE IN CONNECTION WITH THE ORIGINAL NOTE AND THE PRIOR NOTE WERE PAID AT THE TIME OF RECORDING OF, AND EVIDENCE OF SUCH PAYMENTS APPEARS ON: (A) THAT CERTAIN Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower in favor of Deutsche, dated June 1, 2022, recorded as Instrument No. 118200871, in the Official Records of Broward County, Florida, as assigned by Deutsche to PRIOR Lender pursuant to that certain Assignment of Mortgage dated November 18, 2024, and recorded as

Instrument No. 119913684, in the Official Records of Broward County, Florida (collectively, the “prior Mortgage”), AND (B) THAT CERTAIN MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND FIXTURE FILING executed by BLOCK 40, LLC in favor of TREZ LENDER, dated FEBRUARY 12, 2021 AND RECORDED AS INSTRUMENT NUMBER 117063543 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS MODIFIED BY THAT CERTAIN FIRST MODIFICATION OF MORTGAGE AND NOTICE OF FUTURE ADVANCE BETWEEN BLOCK 40, LLC AND TREZ LENDER, dated ON MAY 27, 2021, RECORDED AS INSTRUMENT NUMBER 117304696 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS SUBSEQUENTLY ASSIGNED FROM TREZ LENDER TO DEUTSCHE pursuant to that certain Assignment of NOTE AND Mortgage dated MAY 24, 2022, and recorded as Instrument No. 118200866 in the Official Records of Broward County, Florida (collectively, THE “ORIGINAL MORTGAGE”). THE PRIOR MORTGAGE HAS BEEN ASSIGNED FROM PRIOR LENDER TO LENDER PURSUANT TO THAT CERTAIN ASSIGNMENT OF MORTGAGE OF EVEN DATE HEREWITH TO BE RECORDED IMMEDIATELY PRIOR TO THE RECORDATION OF THIS SECURITY INSTRUMENT IN THE PUBLIC RECORDS.

THE A&R NOTE EVIDENCES A RENEWAL, AMENDMENT AND RESTATEMENT OF THE INDEBTEDNESS UNDER THE PRIOR NOTE, WITH NO NEW OBLIGORS, AND NO ADDITIONAL PRINCIPAL BALANCE IS BEING ADVANCED IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE A&R NOTE AND THIS SECURITY INSTRUMENT. THEREFORE, NO ADDITIONAL DOCUMENTARY STAMP TAXES AND/OR INTANGIBLE TAXES ARE REQUIRED TO BE PAID HEREUNDER, PURSUANT TO SECTION 201.09, FLORIDA STATUTES AND SECTION 199.45, FLORIDA STATUTES.

THIS SECURITY INSTRUMENT COVERS GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY AND SHOULD BE FILED FOR RECORD IN THE REAL PROPERTY RECORDS WHERE MORTGAGES AND DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. THIS SECURITY INSTRUMENT SHOULD ALSO BE INDEXED AS A UNIFORM COMMERCIAL CODE FINANCING STATEMENT COVERING GOODS THAT ARE OR WILL BECOME FIXTURES ON THE DESCRIBED REAL PROPERTY, THE MAILING ADDRESSES OF THE SECURED PARTY AND THE DEBTOR ARE WITHIN.

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THIS SECURITY INSTRUMENT SECURES FUTURE ADVANCES AND ALSO SECURES A NOTE WHICH PROVIDES FOR A VARIABLE INTEREST RATE.

AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FINANCING STATEMENT

AND NOTICE OF FUTURE ADVANCE

THIS AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FINANCING STATEMENT AND NOTICE OF FUTURE ADVANCE (“Security Instrument”), made as of July 24, 2026, is granted by BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Mortgagor” or “Borrower”), for the benefit of VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company (together with its successors and/or assigns, “Mortgagee” or “Lender”). Lender is the Mortgagee hereunder for indexing purposes by the clerk of court.

RECITALS:

A.                Immediately prior to the execution and delivery hereof, Prior Lender (as defined in the Notice to Recorder of this Security Instrument) has assigned to Lender the Prior Note (as defined in the Notice to Recorder of this Security Instrument) and Prior Mortgage (as defined in the Notice to Recorder of this Security Instrument), pursuant to that certain Allonge of even date herewith and Assignment of Mortgage of even date herewith to be recorded in the Public Records of Broward County, Florida immediately prior to the recordation hereof.

B.                 Borrower and Lender desire hereby to amend, restate, replace and supersede the Prior Mortgage to secure all of the indebtedness evidenced by the Note as hereinafter set forth.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make the loan evidenced by the Note to Borrower, Borrower and Lender hereby agree that the Prior Mortgage is hereby amended, restated, renewed, replaced and superseded in its entirety as follows:

Article 1
GRANT

1.1              GRANT. For the purposes of and upon the terms and conditions in this Security Instrument, Mortgagor irrevocably bargains, conveys, warrants, mortgages, encumbers, transfers, hypothecates, pledges, sells, sets over, assigns and grants a security interest and assigns to Lender, its successors and assigns, with power of sale and right of entry and possession, all of Mortgagor’s rights, title and interest in and to the following:

(a)       that real property located in the County of Broward, State of Florida, described on Exhibit A attached hereto and made a part hereof (the “Real Property”);

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(b)       the Collateral (as defined herein);

(c)       all right, title, interest and claim of Borrower in, to, under or pursuant to any Interest Rate Cap Agreement and any replacements, amendments or supplements thereto, and all income and proceeds thereof, and all claims of Borrower for breach by the counterparty thereunder of any covenant, agreement, representation or warranty contained in any Interest Rate Cap Agreement;

(d)       the buildings and other improvements now or hereafter erected on the Real Property, including fixtures and equipment attached to such buildings or other improvements or otherwise located on or related to the Property, it being intended by the parties that all such items shall be conclusively considered to be part of the Real Property whether or not attached or affixed to the Real Property (“Improvements”);

(e)       to the extent assignable, all right, title, interest, and privileges of Mortgagor now owned or hereafter acquired in and to all streets, ways, roads, and alleys used in connection with or pertaining to such Real Property, all proceeds refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property (as defined below) as a result of tax certiorari or any applications or proceedings for reduction; all awards, compensation or settlement proceeds made by any governmental or other lawful authorities for the threatened or actual taking or damaging by eminent domain of the whole or any part of the Property, including any awards for a temporary taking, change of grade of streets or taking of access, together with all insurance proceeds resulting from a casualty to any portion of the Property; all rights and interests of Mortgagor against others, including adjoining property owners, arising out of damage to the property including damage due to environmental injury or release of hazardous substances; all development rights or credits, licenses and permits, air rights, water, water rights and water stock related to the Real Property and all minerals, oil and gas, and other hydrocarbon substances in, on or under the Real Property and all appurtenances, easements, estates, tenements, hereditaments, privileges, rights and rights of way appurtenant or related thereto; and

(f)       to the extent assignable, all interest or estate which Mortgagor may hereafter acquire in the property described above, and all additions and accretions thereto, and the proceeds of any of the foregoing (all of the foregoing being collectively referred to as the “Property”). The listing of specific rights or property shall not be interpreted as a limit of general terms.

1.2              ADDRESS. The address of the Real Property is 1818 Hollywood Blvd., Hollywood, Florida 33020. However, neither the failure to designate an address nor any inaccuracy in the address designated shall affect the validity or priority of the lien of this Security Instrument on the Property as described on Exhibit A.

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1.3              WARRANTY OF TITLE; USE OF PROPERTY. Mortgagor represents and warrants that, Mortgagor lawfully holds and possesses fee simple and/or easement, as applicable, title to the Real Property, without limitation on the right to convey and encumber, and that this Security Instrument is a first and prior lien on the Property subject only to the Permitted Encumbrances (as defined in the Loan Agreement). Mortgagor will warrant and defend the title to the Property against claims from all parties claiming by, through or under Mortgagor. Mortgagor further warrants that the Property is not used principally for agricultural or farming purposes, and that the Property is not homestead and that all of the Property comprises one or more tax parcels, and there are no properties included in such tax parcels other than the Property. Mortgagor further covenants and agrees that it shall not cause all or any portion of the Property to be replatted or for any lots or boundary lines to be adjusted, changed or altered for either ad valorem tax purposes or otherwise, and shall not consent to the assessment of the Property in more than one tax parcel or in conjunction with any property other than the Property.

1.4              USE OF PROCEEDS. Mortgagor represents and warrants to Lender that the proceeds of the obligations secured hereby shall be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor, and the entire principal obligations secured by this Security Instrument constitute a business loan.

1.5              MATURITY DATE. All outstanding amounts due under the Note are due and payable on August 7, 2028, unless Borrower exercises its First Option to Extend, Second Option to Extend or Third Option to Extend (each as defined in the Loan Agreement) and the maturity date is thereby extended to August 7, 2029, August 7, 2030, and August 7, 2031, as applicable (as may be otherwise extended or amended from time to time, the “Maturity Date”).

Article 2
OBLIGATIONS SECURED

2.1              OBLIGATIONS SECURED. Mortgagor makes this Security Instrument for the purpose of securing the payment and performance of the following obligations (collectively “Secured Obligations”):

(a)               Payment to Lender of all sums at any time owing with interest thereon at the rate or rates therein provided, according to the terms of that certain Amended and Restated Promissory Note of even date herewith, in the principal amount of Sixty-Nine Million and No/100 Dollars ($69,000,000.00), executed by Borrower and payable to the order of Lender (as the same may be amended, modified, supplemented or replaced from time to time, the “Note”);

(b)               Payment and performance of all covenants and obligations of Borrower under this Security Instrument;

(c)               Payment of all out-of-pocket costs, expenses, reasonable legal fees and liabilities incurred by Lender in connection with the enforcement of any of Lender’s rights or remedies under the Loan Documents (as defined in the Loan Agreement), or collateral therefor, whether now in effect or hereafter executed, and whether before or after judgment, but excluding any obligations or liabilities under the Hazardous Materials Indemnity;

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(d)               Payment and performance of all covenants and obligations on the part of Mortgagor under that certain Loan Agreement (as the same may be amended, modified, supplemented or replaced from time to time, the “Loan Agreement”) of even date herewith by and between Borrower and Lender and each of the additional Loan Documents;

(e)               Payment and performance of all future advances and other obligations that the Mortgagor may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Lender, when such future advance or obligation is evidenced by an instrument in writing, which recites that it is secured by this Security Instrument including any and all advances or disbursements of Lender with respect to the Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property;

(f)                All modifications, extensions, novations and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; or (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of a note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes; and

(g)               All indebtedness, liabilities, duties, covenants, promises and other obligations whether joint or several, direct or indirect, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, owed by Borrower to Lender now or hereafter incurred or arising pursuant to or permitted by the provisions of the Loan Agreement, the Note, this Security Instrument, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed by Borrower for the benefit of Lender in connection with the Note, including but not limited to any loan or loan agreement, letter of credit or reimbursement agreement, tri-party financing agreement, or Interest Rate Cap Agreement (as defined in the Loan Agreement).

2.2              OBLIGATIONS. The term “obligations” is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all interest and charges, prepayment charges (if any), late charges and loan fees at any time accruing or assessed on any of the Secured Obligations together with all costs of collecting the Secured Obligations.

2.3              INCORPORATION. All Persons who may have or acquire an interest in the Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice, if provided therein, that the rate of interest on one or more Secured Obligations may vary from time to time.

2.4              FUTURE ADVANCES. This Security Instrument secures the payment of the entire Secured Obligations. This Security Instrument is given to secure not only presently existing indebtedness under the Note, the Loan Agreement or any other Loan Documents, but also Future Advances, as more particularly described in Section 7.2 of this Security Instrument.

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Article 3
ASSIGNMENT OF LEASES AND RENTS

3.1              ASSIGNMENT. Mortgagor hereby absolutely and irrevocably assigns and transfers to Lender, to the extent assignable, all of Mortgagor’s right, title and interest in, to and under: (a) all present and future leases, subleases, licenses or occupancy agreements of the Property or any portion thereof, and all other agreements of any kind relating to the management, leasing, operation, use or occupancy of the Property or any portion thereof, whether now existing or entered into after the date hereof (“Leases”); and (b) the rents, revenue, income, receipts, reserves, issues, deposits and profits of the Property, including, without limitation, all amounts payable and all rights and benefits accruing to Mortgagor under the Leases (“Payments”). The term “Leases”, as referred to herein, shall also include all subleases and other agreements for the use or occupancy of the Property, options, rights of first refusal or guarantees of and security for the tenant’s performance thereunder, the right to exercise any landlord’s liens and other remedies to which the landlord is entitled, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This assignment is intended to be and constitutes a present, unconditional and absolute assignment, not an assignment for security purposes only, and Lender’s right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Property. The assignment of Leases and Payments contained in this Security Instrument is intended to and does constitute an assignment of rents as contemplated in Florida Statutes Section 697.07. Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), Lender shall be entitled to the remedies provided in said Section 697.07, in addition to all rights and remedies, whether procedural or substantive, in effect at the time of execution or enforcement of this Security Instrument. Nothing contained in this Security Instrument is intended to diminish, alter, impair, or affect any other rights and remedies of Lender, including, but not limited to, the appointment of a receiver, nor shall any provision in this Section 3.1 diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth herein. In addition, this assignment shall be fully operative without regard to value of the Property or without regard to the adequacy of the Property to serve as security for the obligations owed by Mortgagor to Lender, and shall be in addition to any rights at law or in equity. Further, except for the notices required hereunder or under any of the other Loan Documents, if any, Mortgagor hereby waives any notice of default or demand for turnover of rents by Lender, together with any rights, if any, to apply to a court to deposit the Payments into the registry of the court or such other depository as the court may designate.

3.2              GRANT OF LICENSE. Lender confers upon Mortgagor a revocable license (“License”) to collect, receive, use, enjoy and retain the Payments as they become due and payable, until the occurrence and during the continuance of an Event of Default (as hereinafter defined). Upon the occurrence and during the continuance of an Event of Default, the License shall be automatically suspended and Lender may collect and apply the Payments pursuant to that certain Section 6.5 hereof without notice and without taking possession of the Property. Upon the waiver or cure of any and all Events of Default, the License shall be automatically reinstated if repayment of the Secured Obligations has not been accelerated by Lender’s exercise of its remedy to do so and a receiver for the Property has not been appointed. All payments collected by Mortgagor shall be held by Mortgagor as trustee under a constructive trust for the benefit of Lender. Mortgagor hereby irrevocably authorizes and directs the tenants under the Leases to rely upon and comply with any notice or demand by Lender for the payment to Lender of any rentals or other sums which may at any time become due under the Leases, or for the performance of any of

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the tenants’ undertakings under the Leases, and the tenants shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Mortgagor hereby relieves the tenants from any liability to Mortgagor by reason of relying upon and complying with any such notice or demand by Lender. Lender may apply, in its sole but reasonable discretion, any Payments so collected by Lender against any Secured Obligation under the Loan Documents, whether existing on the date hereof or hereafter arising. Collection of any Payments by Lender shall not cure or waive any Event of Default or notice of an Event of Default or invalidate any acts done pursuant to such notice.

3.3              EFFECT OF ASSIGNMENT. The foregoing irrevocable assignment shall not cause Lender to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; (c) responsible or liable for any waste committed on the Property by the tenants under any of the Leases or any other parties; for any dangerous or defective condition of the Property; or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee, invitee or other Person; or (d) responsible for or under any duty to produce rents or profits. Lender shall not directly or indirectly be liable to Mortgagor or any other person as a consequence of: (i) the exercise or failure to exercise by Lender, or any of its respective employees, agents, contractors or subcontractors, any of the rights, remedies or powers granted to Lender hereunder; or (ii) the failure or refusal of Lender to perform or discharge any obligation, duty or liability of Mortgagor arising under the Leases.

3.4              LENDER RIGHT TO CURE. Upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees (A) that Lender may, at its option, with no obligation to do so, take any actions necessary to cure such default including, without limitation, any actions that require Lender or its designee to enter onto the Property, (B) to indemnify, defend and hold Indemnitees (as defined in the Loan Agreement) harmless in connection with any such action, and (C) any money advanced for any such purpose shall be secured hereby and payable by Mortgagor to Lender on written demand, with interest thereon at the Default Rate from the date such amounts are advanced.

3.5              APPLICABLE FLORIDA LAW. The assignment of Leases and Payments contained in this Security Instrument are intended to provide Mortgagee with all of the rights and remedies of mortgagees pursuant to Section 697.07 of the Florida Statutes (hereinafter “Section 697.07”), as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Mortgagee, including but not limited to, the appointment of a receiver, nor shall any provision in this Section diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth herein. In addition, this assignment shall be fully operative without regard to value of the Property or without regard to the adequacy of the Property to serve as security for the obligations owed by Mortgagor to Mortgagee, and shall be in addition to any rights arising under Section 697.07. Further, except for the notices required by applicable law or any Loan Documents, if any, Mortgagor waives, to the extent permitted by applicable law, any notice of default or demand for turnover of rents by Mortgagor, together with any rights under Section 697.07 to apply to a court to deposit the Payments into the registry of the court or such other depository as the court may designate.

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3.6              RIGHTS CUMULATIVE. Lender’s rights under this Article 3 are cumulative with, and not in lieu of, its rights under the Assignment of Leases and Rents made by Mortgagor in Lender’s favor.  In the event of conflict between this Article 3 and a provision of any such Assignment of Leases and Rents, the provision giving Lender greater or more extensive rights and/or protection shall control.

Article 4
SECURITY AGREEMENT AND FIXTURE FILING

4.1              SECURITY INTEREST. This Security Instrument shall constitute a security agreement as defined in the UCC (as defined below) and Mortgagor hereby grants, conveys, transfers, sets over and assigns to Lender a security interest, to secure payment and performance of all of the Secured Obligations, in, to the extent assignable, all assets of Mortgagor, including, but not limited to Mortgagor’s rights, title and interest in and to the following described personal property in which Mortgagor now or at any time hereafter has any interest and to the fullest extent any of the following is assignable and/or subject to a grant of security interest under the UCC or any other applicable law (collectively, the “Collateral”):

All goods, building and other materials, supplies, inventory, work in process, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property and embedded software included therein and supporting information, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on the Property; together with all Payments and other rents and security deposits derived from the Property; together with all rents, income, leases, room charges, fees, issues, revenues, deposits, accounts, profits, receivables, credit card payables and receipts, and other payments paid or payable, and all other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of possession, use or occupancy of any facilities in or about the Property, any commercial space located in or about the Property, the rental of any office space, retail space, commercial space, or other space, halls, stores or offices, exhibit or sales space of every kind, all license, lease, sublease and all proceeds from the same; all inventory, accounts (including any interest of Borrower in the Cash Management Account, Restricted Account, and any reserves described in the Loan Agreement), any and all swap payments due to Mortgagor under any Interest Rate Cap Agreement, whether now or hereafter existing, cash receipts, deposit accounts (including impound accounts, if any), accounts receivable, contract rights, licenses, agreements, general intangibles, payment intangibles, software, chattel paper (whether electronic or tangible), instruments, documents, promissory notes, drafts, letters of credit, letter of credit rights, supporting obligations, insurance policies, insurance and condemnation awards and proceeds, proceeds of the sale of promissory notes, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the ownership, management, leasing, operation, sale or disposition of the Property or any business now or hereafter conducted thereon by Mortgagor and, to the extent assignable, contract rights, licenses, agreements, general intangibles, instruments and documents; all proceeds refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction; all development rights and credits, and any and all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Property; all water and water rights, wells and well rights,

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canals and canal rights, ditches and ditch rights, springs and spring rights, and reservoirs and reservoir rights appurtenant to or associated with the Property, whether decreed or undecreed, tributary, non-tributary or not non-tributary, surface or underground or appropriated or unappropriated, and all shares of stock in water, ditch, lateral and canal companies, well permits and all other evidences of any of such rights; all deposits or other security now or hereafter made with or given to utility companies by Mortgagor; all advance payments of insurance premiums made by Mortgagor with respect to the Property; all plans, drawings and specifications relating to the Property; all loan funds held by Lender, whether or not disbursed; all funds deposited with Lender pursuant to any loan agreement; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

As to all of the above described personal property which is or which hereafter becomes a “fixture” under applicable law, it is intended by Mortgagor and Lender that THIS SECURITY INSTRUMENT SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING with the real estate records of Broward County, Florida, under the Uniform Commercial Code, as amended or recodified from time to time, from the state wherein the Property is located (“UCC”). For purposes of this fixture filing, the “Debtor” is the Mortgagor and the “Secured Party” is the Lender. A description of the Real Property which relates to the fixtures is set forth in Exhibit A attached hereto. Mortgagor is the record owner of such Real Property. The filing of a financing statement covering the Collateral shall not be construed to derogate from or impair the lien or provisions of this Security Instrument with respect to any property described herein which is real property or which the parties have agreed to treat as real property. Similarly, nothing in any financing statement shall be construed to alter any of the rights of Lender under this Security Instrument or the priority of Lender’s lien created hereby, and such financing statement is declared to be for the protection of Lender in the event any court shall at any time hold that notice of Lender’s priority interest in any property or interests described in this Security Instrument must, in order to be effective against a particular class of persons, including but not limited to the Federal government and any subdivision, agency or entity of the Federal government, be filed in the UCC records.

4.2              FIXTURE FILING. This instrument shall be deemed to be a Fixture Filing within the meaning of the Florida Uniform Commercial Code, and for such purpose, the following information is given:

(a)                Name and Address of Debtor:

Block 40 Property, LLC

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

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(b)               Name and Address of Secured Party:

VMC CRE Master Lending Upper REIT LLC

c/o Värde Partners, Inc.

350 N 5th Street, Suite 800

Minneapolis, Minnesota 55401

(c)               Description of the types of property covered by this Fixture Filing:

The Property and Collateral described above.

(d)               The real estate to which such fixtures are or are to be attached:

See Exhibit A attached hereto, the record owner of which is Debtor.

4.3              REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants that: (a) Mortgagor has, or will have, good title to the Collateral; (b) to Mortgagor’s knowledge, Mortgagor has not previously assigned or encumbered the Collateral other than in favor of a prior lender which will be paid in full with proceeds of the Loan, and no financing statement covering any of the Collateral has been delivered to any other person or entity that has not been terminated as of the date hereof; and (c) Mortgagor’s principal place of business is located at the address set forth herein. As of the date of this Security Instrument, except as otherwise disclosed to Lender in writing by Mortgagor, no work or construction of any kind has been commenced on the Real Property and there are no outstanding bills for labor and materials relating to the Real Property due and owing to any contractor, subcontractor or supplier.

4.4              COVENANTS. Mortgagor agrees: (a) to execute and deliver such documents as Lender reasonably deems necessary to create, perfect and continue the security interests contemplated hereby; provided, that no such documents serve to change or modify any of the terms and conditions of the Loan Documents (except to a de minimis extent); (b) not to change its name, and as applicable, its chief executive office or the jurisdiction in which it is organized and/or registered without giving Lender prior written notice thereof; (c) to reasonably cooperate with Lender in perfecting all security interests granted herein and in obtaining such agreements from third parties as Lender deems reasonably necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights hereunder; and (d) that Lender is authorized to file financing statements in the name of Mortgagor to perfect Lender’s security interest in the Collateral.

4.5              RIGHTS OF LENDER. In addition to Lender’s rights as a “Secured Party” under the UCC, but subject to the terms and conditions of the Loan Agreement, Lender may, but shall not be obligated to, at any time without notice and at the expense of Mortgagor: (a) following an Event of Default that is continuing, give notice to any Person of Lender’s rights hereunder and enforce such rights at law or in equity; (b) following an Event of Default that is continuing, insure, protect, defend and preserve the Collateral or any rights or interests of Lender therein; (c) inspect the Collateral; and (d) following an Event of Default that is continuing, endorse, collect and receive any right to payment of money owing to Mortgagor under or from the Collateral. Notwithstanding the foregoing to the contrary, in no event shall Lender be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Lender unless Lender shall make an express written election of said remedy under UCC §9-620, or other applicable law.

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Upon the occurrence and during the continuance of an Event of Default under this Security Instrument, then in addition to all of Lender’s rights as a “Secured Party” under the UCC or otherwise at law and in accordance with Lender’s rights under the Loan Documents:

(a)               Lender may (i) upon written notice, require Mortgagor to assemble any or all of the Collateral and make it available to Lender at a place reasonably designated by Lender; (ii) without prior notice, enter upon the Property or other place where any of the Collateral may be located and take possession of, collect, sell, lease, license or otherwise dispose of any or all of the Collateral, and store the same at locations acceptable to Lender at Mortgagor’s expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become the purchaser at any such sales; and

(b)               Lender may, for the account of Mortgagor and at Mortgagor’s expense: (i) operate, use, consume, sell, lease, license or otherwise dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the Secured Obligations; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lender may deem desirable or proper with respect to any of the Collateral; and (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Mortgagor in connection with or on account of any or all of the Collateral; and

(c)               In disposing of the Collateral hereunder, Lender may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable, out-of-pocket attorneys’ fees, and the balance of such proceeds may be applied by Lender toward the payment of the Secured Obligations in such order of application as Lender may from time to time elect.

Notwithstanding any other provision hereof, Lender shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Mortgagor to Lender unless Mortgagor shall make an express written election of said remedy under the UCC or other applicable law. Mortgagor agrees that Lender shall have no obligation to process or prepare any Collateral for sale or other disposition. Mortgagor acknowledges and agrees that a disposition of the Collateral in accordance with Lender’s rights and remedies as heretofore provided is a disposition thereof in a commercially reasonable manner and that ten (10) days prior notice of such disposition is commercially reasonable notice.

Article 5
RIGHTS AND DUTIES OF THE PARTIES

5.1              PERFORMANCE OF SECURED OBLIGATIONS. Mortgagor shall promptly pay and perform each Secured Obligation for which it is responsible hereunder or under the Loan Agreement prior to delinquency. If Mortgagor fails to timely pay or perform any portion of the Secured Obligations (including taxes, assessments and insurance premiums), or if a legal proceeding is commenced that may materially adversely affect Lender’s rights in the Property, then Lender may (but is not obligated to), at Mortgagor’s expense, take such action as it considers to be necessary to protect the value of the Property and Lender’s rights in the Property, including the retaining of counsel, and any amount actually expended by Lender, including reasonable, out-of-pocket attorney’s fees, will be added to the Secured Obligations and will be payable by Mortgagor to Lender, together with interest thereon from the date of advance until paid at the Default Rate provided in the Note.

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5.2              TAXES AND ASSESSMENTS. Subject to Mortgagor’s rights to contest payment of taxes or assessments as may be provided in the Loan Agreement, Mortgagor shall pay prior to delinquency all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Property or any interest therein. Mortgagor shall also pay prior to delinquency all property taxes, assessments, levies and charges imposed by any public authority upon Lender by reason of its interest in any Secured Obligation or in the Property, or by reason of any payment made to Lender pursuant to any Secured Obligation; provided, however, Mortgagor shall have no obligation to pay taxes which may be imposed from time to time upon Lender and which are measured by and imposed upon Lender’s net income.

5.3              LIENS, ENCUMBRANCES AND CHARGES. Subject to the terms and conditions of the Loan Agreement, including Mortgagor’s right to contest, Mortgagor shall promptly discharge all liens, claims and encumbrances not approved by Lender in writing that have or may attain priority over this Security Instrument. Subject to the provisions of the Loan Agreement regarding mechanics’ liens, Mortgagor shall pay when due all obligations secured by, or which may become, liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Property or Collateral, or any interest therein, whether senior or subordinate hereto.

5.4              INTENTIONALLY OMITTED.

5.5              MAINTENANCE AND PRESERVATION OF THE PROPERTY. Subject to the provisions of the Loan Agreement, Mortgagor covenants: (a) to insure the Property and Collateral against such risks as Lender may reasonably require as set forth in the Loan Agreement; (b) to keep the Property and Collateral in good condition and repair; (c) not to remove or demolish the Property or Collateral or any part thereof, subject to Mortgagor’s right to replace items of personal property with items of comparable utility and value (or to not replace same if such items are deemed to be obsolete); (d) to complete or restore promptly and in good and workmanlike manner the Property and Collateral, or any part thereof which may be damaged or destroyed, subject to receipt of Insurance Proceeds to make such repairs, in each case in accordance with the Loan Agreement; (e) to comply in all material respects with all laws, ordinances, regulations and standards, and all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character which affect the Property or Collateral and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements; and (f) not to commit or permit waste of the Property or Collateral.

5.6              REQUIRED INSURANCE. Mortgagor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force with respect to the Property, at no expense to Lender, policies of insurance in such forms and amounts required by the Loan Agreement.

5.7              DEFENSE AND NOTICE OF LOSSES, CLAIMS AND ACTIONS. Subject to the terms of the Loan Agreement, at Mortgagor’s sole expense, Mortgagor shall protect, preserve and defend the Property and Collateral and title to and right of possession of the Property and Collateral, the security hereof and the rights and powers of Lender hereunder against all adverse claims. Subject to the terms of the Loan Agreement, Mortgagor shall give Lender prompt notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to the Property or Collateral and of any condemnation offer or action with respect to the Property or Collateral.

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5.8              DUE ON SALE; ENCUMBRANCE. The terms and conditions of Sections 9.6 and 12.2 of the Loan Agreement are incorporated herein by reference.

5.9              ACTIONS BY LENDER. From time to time, without affecting the personal liability of any person for payment of any indebtedness or performance of any obligations secured hereby, Lender, without liability therefor and without notice, may: (a) release all or any part of the Property from this Security Instrument; (b) consent to the making of any map or plat thereof; and (c) join in any grant of easement thereon, any declaration of covenants and restrictions, or any extension agreement or any agreement subordinating the lien or charge of this Security Instrument.

5.10          RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Property and Collateral or in any manner obligated under the Secured Obligations (“Interested Parties”), Mortgagee, may, from time to time and without notice to Mortgagor (i) release any person or entity from liability for the payment or performance of any Secured Obligation; or (ii) accept additional security or release all or a portion of the Property and Collateral and other security for the Secured Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of and security interests created by this Security Instrument upon the Property, the Collateral or any other security provided herein or in the other Loan Documents.

5.11          SUBROGATION. Lender shall be subrogated to the lien of all encumbrances, whether released of record or not, paid in whole or in part by Lender pursuant to the Loan Documents or by the proceeds of any loan secured by this Security Instrument.

5.12          RIGHT OF INSPECTION. Lender, its agents, representatives and employees, may at all times during the term of the Loan during normal business hours and upon reasonable advance notice to Borrower, have the right of entry and free access to the Property; provided that suitable arrangements are made to minimize disruption of any business on the Property, except following the occurrence and during the continued existence of an Event of Default when no notice is required, but in all events subject to the rights of the Tenants.

Article 6
DEFAULT PROVISIONS

6.1              DEFAULT AND EVENT OF DEFAULT. For all purposes hereof, the terms “Default” and “Event of Default” shall have the meanings given such terms in the Loan Agreement.

6.2              RIGHTS AND REMEDIES. At any time after the occurrence and during the continuance of an Event of Default, Lender shall have each and every one of the following rights and remedies in addition to Lender’s rights at law, equity, or under the other Loan Documents:

(a)               With or without notice (except as may be required by applicable law or pursuant to the Loan Agreement), to declare all Secured Obligations immediately due and payable.

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(b)               With or without notice (except as may be required pursuant to the Loan Agreement), and without releasing Mortgagor from any Secured Obligation, and without becoming a mortgagee in possession, to cure any Event of Default (after applicable notice and cure period) of Mortgagor, in connection therewith, to enter upon the Property and do such acts and things as Lender deems reasonably necessary to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Security Instrument or the rights or powers of Lender under this Security Instrument; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of Lender, is or may be senior in priority to this Security Instrument, the judgment of Lender being conclusive as between the parties hereto; (iii) to obtain insurance and to pay any premiums or charges with respect to insurance required to be carried under this Security Instrument; or (iv) to employ counsel, accountants, contractors and other appropriate persons.

(c)               To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this Security Instrument as a deed of trust or mortgage or to obtain specific enforcement of the covenants of Mortgagor hereunder, and Mortgagor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Mortgagor waives the defense of laches and any applicable statute of limitations.

(d)               To the extent this Security Instrument may encumber more than one property, the Lender at its sole option shall have the right to foreclose any one property or to foreclose en masse. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness to the decree for sale all costs, fees and expenses described in that certain Section hereof entitled Payment of Costs, Expenses and Attorney’s Fees which may be paid or incurred by or on behalf of Lender to prosecute such suit, and such other out-of-pocket costs and fees including, but not limited to, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, accounting fees, brokerage commissions, costs of whatever nature or kind to protect and avoid impairment of the Property, and other related costs and fees as shall be reasonably necessary.

(e)               To foreclose this Security Instrument by action or advertisement, pursuant to the statutes of the State of Florida in such case made and provided, power being expressly granted to sell the Property at public auction and convey the same to the purchaser thereof and, out of the proceeds arising from such sale, to pay the Secured Obligations secured hereby with interest, and all reasonable legal costs and out-of-pocket charges of such foreclosure (not to exceed the maximum reasonable, out-of-pocket attorneys’ fees permitted by law), which out-of-pocket costs, charges and fees Mortgagor agrees to pay.

(f)                To apply to a court of competent jurisdiction for and obtain appointment of a receiver of the Property to the fullest extent permitted by applicable law, as a matter of strict right and without regard to the adequacy of the security for the repayment of the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, or the filing of a notice of default, and Mortgagor hereby consents to such appointment (ex parte or otherwise) and waives notice of any hearing or proceeding for such appointment.

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(g)               To enter upon, possess, control, lease, manage and operate the Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Mortgagor or the then owner of the Property, to make, terminate, enforce or modify Leases of the Property upon such terms and conditions as Lender deems proper, to make repairs, alterations and improvements to the Property as necessary, in Lender’s sole but reasonable judgment, to protect or enhance the security hereof.

(h)               To resort to and realize upon the security hereunder and any other security now or later held by Lender concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Lender determines in its sole discretion.

(i)                 Upon sale of the Property at any foreclosure sale, Lender may credit bid (as determined by Lender in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, to the extent permitted by law, Lender may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Property as such appraisals may be discounted or adjusted by Lender in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Lender with respect to the Property prior to foreclosure; (iii) expenses and costs which Lender anticipates will be incurred with respect to the Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Property prior to resale, costs of resale (e.g. commissions, reasonable, out-of-pocket attorneys’ fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Lender; (iv) declining trends in real property values generally and with respect to properties similar to the Property; (v) anticipated discounts upon resale of the Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and (vii) such other factors or matters that Lender (in its sole and absolute discretion) deems appropriate. In regard to the above, Mortgagor acknowledges and agrees that: (w) Lender is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Lender any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Lender’s credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Mortgagor and Lender; and (z) Lender’s credit bid may be (at Lender’s sole and absolute discretion) higher or lower than any appraised value of the Property.

(j)                 Apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion:

(i)                 Taxes and other charges;

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(ii)              Insurance Premiums;

(iii)            Interest on the unpaid principal balance of the Note; or

(iv)             All other sums payable pursuant to the Note, Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, the Prepayment Fee, if applicable, and advances made by Lender pursuant to the terms of this Security Instrument;

(k)               To the extent permitted by applicable law, upon the completion of any foreclosure of all or a portion of the Property, commence an action to recover any of the Secured Obligations that remains unpaid or unsatisfied.

(l)                 Exercise any and all remedies at law, equity, or under the Note, Security Instrument or other Loan Documents for such Default or Event of Default.

6.3              Waiver of Appraisement, Homestead, Redemption. To the extent permitted by applicable law, the Mortgagor hereby covenants and agrees that it will not at any time insist or plead, or in any manner whatever claim or take any advantage of, any stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter in force, nor claim, take or insist upon any benefit of advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Property, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or pursuant to decree, judgment or order of any court of competent jurisdiction; or after such sale or sales claim or exercise any rights under any statute now or hereafter in force to redeem the property so sold, or any part thereof, or relating to the marshaling thereof, upon foreclosure sale or other enforcement hereof.

6.4              APPLICATION OF FORECLOSURE SALE PROCEEDS. Except as may be otherwise required by applicable law, after deducting all out-of-pocket costs, fees and expenses of Lender, including, without limitation, the costs of evidence of title and reasonable, out-of-pocket attorneys’ fees in connection with any foreclosure sale and out-of-pocket costs and expenses of any foreclosure sale and of any judicial proceeding wherein such foreclosure sale may be made, all proceeds of any foreclosure sale shall be applied: (a) to payment of all sums expended by Lender under the terms hereof and not then repaid, with accrued interest at the rate of interest specified in the Note to be applicable on or after maturity or acceleration of the Note; (b) to payment of all other Secured Obligations; and (c) the remainder, if any, to the person or persons legally entitled thereto.

6.5              APPLICATION OF OTHER SUMS. All sums received by Lender under this Security Instrument other than those described in Section hereof entitled Rights and Remedies or Section hereof entitled Grant of License, less all reasonable, out-of-pocket costs and expenses incurred by Lender or any receiver, including, without limitation, reasonable, out-of-pocket attorneys’ fees, shall be applied in payment of the Secured Obligations in such order as Lender shall determine in its sole discretion; provided, however, Lender shall have no liability for funds not actually received by Lender.

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6.6              NO CURE OR WAIVER. Neither Lender’s nor any receiver’s entry upon and taking possession of all or any part of the Property and Collateral, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Lender or any receiver shall, cure or waive any breach, Default or Event of Default under this Security Instrument, or nullify the effect of any notice of Default, Event of Default or sale (unless all Secured Obligations then due have been paid and performed and Mortgagor has cured all other Defaults and Events of Default), or limit or impair the status of the security, or prejudice Lender in the exercise of any right or remedy, or be construed as an affirmation by Lender of any tenancy, lease or option or a subordination of the lien of or security interests created by this Security Instrument.

6.7              PAYMENT OF COSTS, EXPENSES AND ATTORNEYS’ FEES. Mortgagor agrees to promptly pay to Lender within ten (10) Business Days of written demand therefor all reasonable costs and expenses of any kind actually incurred by Lender pursuant to this Security Instrument (including, without limitation, reasonable court costs and reasonable, out-of-pocket attorneys’ fees, whether incurred in litigation or not, including, without limitation, at trial, on appeal or in any bankruptcy or other proceeding, or not and the reasonable costs of any appraisals obtained in connection with a determination of the fair market value of the Property) with interest from the date of written demand until said sums have been paid at the rate of interest then applicable to the principal balance of the Note as specified therein or as allowed by applicable law. In addition, Mortgagor will pay the actual costs and fees for title searches, sale guarantees, publication costs, appraisal reports or environmental assessments made in preparation for and in the conduct of any such proceedings or suit. All of the foregoing amounts must be paid to Lender as part of any reinstatement tendered hereunder. In the event of any legal proceedings, court costs and reasonable, out-of-pocket attorneys’ fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

6.8              REMEDIES CUMULATIVE. All rights and remedies of Lender provided hereunder are cumulative and are in addition to all rights and remedies provided by applicable law (including specifically that of foreclosure of this Security Instrument as though it were a mortgage) or in any other agreements between Mortgagor and Lender. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Lender may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Secured Obligations after its due date, Lender shall not waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment or performance when due of the remainder of the Secured Obligations or its right to consider the failure to so pay or perform an Event of Default.

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Article 7
FLORIDA STATE LAW PROVISIONs

7.1              INTANGIBLES TAX AND DOCUMENTARY STAMPS TAX. Mortgagor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to fully protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Mortgagor will pay all taxes, filing, registration or recording fees, and all expenses, including, but not limited to, the Nonrecurring Florida Intangible Tax and the Florida Documentary Stamp Tax, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges, including, but not limited to, the Nonrecurring Florida Intangible Tax and the Florida Documentary Stamp Tax, arising out of or in connection with the execution and delivery of this Security Instrument, the other Loan Documents, or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

7.2              FUTURE ADVANCES. This Security Instrument secures such future or additional advances as may be made by Lender or the holder hereof, at its exclusive option, to Borrower or its successors or assigns in title, for any purpose, provided that all such advances are made within twenty (20) years from the date of this Security Instrument or within such lesser period of time as may be provided by law as a prerequisite for the sufficiency of actual notice or record notice of such optional future or additional advances as against the rights of creditors or subsequent purchasers for valuable consideration to the same extent as if such future or additional advances were made on the date of the execution of this Security Instrument. The total amount of Obligations may be increased or decreased from time to time, but the total unpaid balance so secured at any one time shall not exceed $138,000,000.00, plus interest thereon and any disbursements made under this Security Instrument for the payment of impositions, taxes, assessments, levies, insurance, or otherwise with interest on such disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest, if any. All such future advances shall be secured to the same extent as if made on the date of the execution of this Security Instrument and this Security Instrument shall secure the payment of the Note and any additional advances made from time to time pursuant thereto, all of said Obligations being equally secured hereby and having the same priority as any amounts advanced as of the date of this Security Instrument. It is agreed that any additional sum or sums advanced by Lender shall be equally secured with and have the same priority as the original indebtedness under the Note and shall be subject to all of the terms, provisions and conditions of this Security Instrument, whether or not such additional loans or advances are evidenced by other notes or other guaranties of Mortgagor and whether or not identified by a recital that it or they are secured by this Security Instrument. It is further agreed that any additional note or guaranty or notes or guaranties executed and delivered pursuant to this paragraph shall automatically be deemed to be included in the term “Note” wherever it appears in the context of this Security Instrument. Without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, Mortgagor shall not file for record any notice limiting the maximum principal amount that may be secured by this Security Instrument to a sum less than the maximum principal amount set forth herein. Mortgagor covenants and agrees that, in the event any loan or advance shall be made to any Mortgagor pursuant to this paragraph, such Mortgagor shall pay all Florida documentary

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stamp and intangible taxes, if any, which may be due in connection with such loan or advance, and that evidence of such payment shall be affixed to the document containing the written promise to pay or the notice of future advance, if any. In the event that documentary stamp or intangible taxes shall hereafter be assessed due to the future advance provisions contained in this Section, Mortgagor covenants and agrees to pay all such taxes promptly upon assessment, together with any interest and penalties thereon, and payment of all such amounts shall be secured by the lien of the Security Instrument and the other Loan Documents. The provisions of this Section apply regardless of whether any such advance is characterized as obligatory or optional; but nothing contained in this Section by itself obligates Lender to make any additional loans or advances. Borrower will not file a notice limiting the maximum amount which may be secured by this Security Instrument pursuant to Section 697.04(1)(b) of the Florida Statutes.

7.3              STATUTORY COMPLIANCE. Borrower is required to comply with the applicable provisions of Chapter 713, Florida Statutes, from and after the date of this Security Instrument, in connection with any work performed pursuant to the provisions of this Security Instrument.

7.4              PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 7 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 7 shall control and be binding.

7.5              COMPLIANCE WITH MORTGAGE FORECLOSURE LAW. In the event that any provision of this Security Instrument shall be inconsistent with any provision of the statutes or common law of the State of Florida governing the foreclosure of this Security Instrument (collectively, the “Foreclosure Laws”), the provisions of the Foreclosure Laws shall take precedence over the provisions of this Security Instrument but shall not invalidate or render unenforceable any other provision of this Security Instrument that can be construed in a manner consistent with the Foreclosure Laws.

7.6              NO NOVATION. Neither this Security Instrument nor the Note is a substitution or novation of the indebtedness of the Prior Note, which is renewed, amended and restated pursuant to the Note. Neither this Security Instrument nor the Note extinguishes the indebtedness of the Prior Note or discharges or releases or in any way adversely affects the lien or lien priorities of the Prior Mortgage or any other security for the indebtedness of the Prior Note. In the event that any of the provisions of this Security Instrument shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Prior Mortgage over claims which would otherwise be subordinate thereto, then at the sole option of Lender, Lender may treat such provisions as void and of no force or effect and enforce the provisions of the Prior Mortgage as modified by this Security Instrument excluding such provisions, or at the sole option of Lender, Lender may enforce the Prior Mortgage pursuant to the terms therein contained, independent of this Security Instrument to the extent that third persons acquiring an interest in such real property between the time of recording of the Prior Mortgage and the recording hereof are prejudiced by this Security Instrument; provided however, that in any case Lender may not enforce the provisions of the Prior Mortgage against Borrower. However, if Lender elects either such option, the parties hereto, as between themselves, shall in all events be bound by all the terms and conditions of this Security Instrument and the Note until all Secured Obligations owing from Borrower to Lender shall have been paid in full.

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7.7              COOPERATION WITH FUTURE ASSIGNMENT OF SECURITY INSTRUMENT. At the written request of Borrower that it wishes to have Lender assign this Security Instrument and endorse the Note secured hereby to another lender in connection with any renewal of the Note and this Security Instrument permitted under the Loan Documents (as may then be permissible under applicable Florida law), Lender (at no cost to Lender) shall cooperate with Borrower to promptly provide such assignment documentation (on commercially reasonable customary forms) to assignee lender or Borrower. Lender acknowledges that if such assignment is effectuated, this Security Instrument and the Note will not be released of record or discharged upon payment in full to Lender of all amounts then due under the Loan as set forth in Lender’s payoff letter. Borrower shall pay all costs and expenses of the Lender associated with such assignment and any request for such assignment, including, without limitation, reasonable attorneys’ fees and the costs and expenses of the preparation of assignments and any other document, instrument or agreement.

Article 8
MISCELLANEOUS PROVISIONS

8.1              NOTICES. All notices, demands, or other communications under this Security Instrument shall be in writing and shall be delivered to the appropriate party at the addresses set forth below pursuant to the terms and conditions of Section 13.2 of the Loan Agreement. For purposes of notice, the address of the parties shall be:

Mortgagor:

Block 40 Property, LLC

c/o Stewards, Inc.

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attn: Katy Murless, Chief Financial Officer

Email: xxxxxxx@stewards.com

With copy to:

Scott Doney, Esq.

3651 Lindell Rd Ste D121

Las Vegas, NV 89103

Email: xxxxx@xxxxxlawfirm.com

Lender:

VMC CRE Master Lending Upper REIT LLC

c/o Värde Partners, Inc.

350 N 5th Street, Suite 800

Minneapolis, Minnesota 55401

Attn: Legal Notices

Email: xxxxxx@varde.com

With a copy to:

Fox Rothschild LLP

33 South Sixth Street, Suite 3600

Minneapolis, MN 55402

Attn: Tyler K. Olson

Email: xxxxxx@foxrothschild.com

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Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days’ notice to the other party in the manner set forth in Section 13.2 of the Loan Agreement. Notices, demands, and communications provided by legal counsel on behalf of any party to this Security Instrument pursuant to this Section 8.1 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

8.2              INTENTIONALLY OMITTED.

8.3              NO WAIVER. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Security Instrument shall constitute a waiver of any breach, default, or failure of condition under the Note, this Security Instrument or the obligations secured thereby. A waiver of any term of the Note, this Security Instrument or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

8.4              SEVERABILITY. If any provision or obligation under this Security Instrument shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Security Instrument and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Security Instrument.

8.5              HEIRS, SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Security Instrument shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto, including, without limitation, subsequent owners of the Property or any part thereof; provided, however, that this Section 8.5 does not waive or modify the provisions of that certain Section entitled Due on Sale or Encumbrance.

8.6              TIME. Time is of the essence of each and every term herein.

8.7              GOVERNING LAW; WAIVER OF JURY TRIAL; AND CONSENT TO JURISDICTION. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, MORTGAGOR, AND LENDER BY ACCEPTANCE HEREOF, HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT AND THE NOTE, AND THIS SECURITY INSTRUMENT AND THE NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, AND ANY LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO NATIONAL BANKS. TO THE FULLEST EXTENT PERMITTED BY LAW, MORTGAGOR

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AND LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATING TO THE LOAN AND/OR THE LOAN DOCUMENTS. MORTGAGOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF FLORIDA, COUNTY OF BROWARD, OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS SECURITY INSTRUMENT, (B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF FLORIDA, COUNTY OF BROWARD, (C) SUBMIT TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT, AND (D) AGREE THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN WILL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS SECURITY AGREEMENT, INCLUDING THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS SECURITY INSTRUMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

8.8              INTENTIONALLY OMITTED.

8.9              HEADINGS. All article, section or other headings appearing in this Security Instrument are for convenience of reference only and shall be disregarded in construing this Security Instrument.

8.10          COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

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8.11          POWERS OF ATTORNEY. Any powers of attorney granted by Mortgagor to Mortgagee in this Security Instrument shall be unaffected by the disability of the principal so long as any portion of the Loan remains unpaid or unperformed. Any powers of attorney granted by Mortgagor to Mortgagee shall only be exercisable during the continuance of an Event of Default. Mortgagee shall have no obligation to exercise any of the foregoing rights and powers in any event. Mortgagee hereby discloses that it may exercise the foregoing powers of attorney for Mortgagee’s benefit, and such authority need not be exercised for Mortgagor’s best interest.

8.12          DEFINED TERMS. Unless otherwise defined herein, capitalized terms used in this Security Instrument shall have the meanings attributed to such terms in the Loan Agreement.

8.13          PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof will be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term will not be affected thereby.

8.14          RULES OF CONSTRUCTION. The word “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Security Instrument is executed by more than one person, the term “Mortgagor” shall include all such persons. The words “Lender” or “Mortgagee” as used herein shall include Lender, its successors, assigns and affiliates. The term “Property” and “Collateral” means all and any part of the Property and Collateral, respectively, and any interest in the Property and Collateral, respectively.

8.15          USE OF SINGULAR AND PLURAL; GENDER. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

8.16          EXHIBITS, SCHEDULES AND RIDERS. All exhibits, schedules, riders and other items attached hereto are incorporated into this Security Instrument by such attachment for all purposes.

8.17          INCONSISTENCIES. In the event of any inconsistencies between the terms of this Security Instrument and the terms of the Loan Agreement or Note, including without limitation, provisions regarding collection and application of Property revenue, required insurance, tax impounds, and transfers of the Property, the terms of the Loan Agreement or Note, as applicable, shall prevail.

8.18          MERGER. No merger shall occur as a result of Lender’s acquiring any other estate in, or any other lien on, the Property unless Lender consents to a merger in writing and in accordance with the terms of the Loan Agreement.

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8.19          ACCEPTANCE OF PAYMENTS. Mortgagor agrees that if Mortgagor makes a tender of a payment but does not simultaneously tender payment of all amounts due and owing by Mortgagor under this Security Instrument or the other Loan Documents, and such payment is accepted by Lender, with or without protest, such acceptance will not constitute any waiver of Lender’s rights to receive such amounts. Furthermore, if Lender accepts any payment from Mortgagor or any guarantor during the continuance of a Default or Event of Default, such acceptance will not constitute a waiver or satisfaction of any such Default or Event of Default. Any waiver or satisfaction of a Default or Event of Default must be evidenced by an express writing of Lender.

8.20          INTEGRATION; INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing. The Loan Documents grant further rights to Lender and contain further agreements and affirmative and negative covenants by Mortgagor which apply to this Security Instrument and to the Property and Collateral and such further rights and agreements are incorporated herein by this reference.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Security Instrument as of the date first written above.

__________________________________ Witness __________________________________ Print Name __________________________________ Witness __________________________________ Print Name

BORROWER:

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By: Block 40 Managers, LLC,

a Florida limited liability company,

its manager

By: /s/ Shaun A. Quin

Name: Shaun A. Quin

Title: Authorized Signatory

STATE OF __________________ )

)

COUNTY OF _________________ )

The foregoing instrument was acknowledged before me by means of [____] physical presence or [____] online notarization this ____ day of ____________, 2026, by Shaun A. Quin, the Authorized Signatory of Block 40 Manager, LLC, a Florida limited liability company, the Manager of BLOCK 40 PROPERTY, LLC, a Delaware limited liability company, for and on behalf of the company. He personally appeared before me, is personally known to me or has produced a valid driver’s license as identification.

Notarial Public, State of

Name:

My Commission Expires:

[Seal]

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LENDER: VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company By: Värde Partners, Inc., its Manager By: /s/ Chase Heichel Name: Chase Heichel Its: Director

STATE OF __________________ )

)

COUNTY OF _________________ )

The foregoing instrument was acknowledged before me by means of [____] physical presence or [____] online notarization this ____ day of _____________, 2026, by Chase Heichel, the Director of Värde Partners, Inc., the Manager of VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company, for and on behalf of the company. He personally appeared before me, is personally known to me or has produced a valid driver’s license as identification.

Notarial Public, State of

Name:

My Commission Expires:

[Seal]

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EXHIBIT A

Legal Description

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES:

R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

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